[GRAPHIC OF FLAGS OMITTED]

GABELLI GLOBAL OPPORTUNITY FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2000

                             [PHOTO OF MARC J. GABELLI AND CAESAR BRYAN OMITTED]

                                                MARC J. GABELLI AND CAESAR BRYAN
                                                        Team Portfolio Managers

TO OUR SHAREHOLDERS,

      In the third quarter of 2000, the roller-coaster ride that is global investing remained a tricky endeavor. Europe and Asia suffered losses as the Euro fell and oil prices rose. The U.S. market continued its up and down journey through the first year of the new millennium. While the future remains unclear, all is certainly not lost and the ride is not over yet.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Global Opportunity Fund (the "Fund") Class AAA Shares' net asset value declined 3.10%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 5.42% and 3.11%, respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 32.68% over the trailing twelve-month period. The Morgan Stanley
World Free Index and Lipper Global Fund Average rose 8.01% and 18.75%, respectively, over the same twelve-month period.

      Since inception on May 11, 1998 through September 30, 2000, the Fund had a cumulative total return of 88.43%, which equates to an average annual total return of 30.29%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the third quarter ended September 30, 2000, the Gabelli Global Opportunity

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
-------------------------------------------------------------------------------------------------------------
                                                                    Quarter
                                                   -----------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                    ---         ---         ---         ---          ----
  2000:   Net Asset Value .....................    $19.07     $17.77      $17.22         --           --
          Total Return ........................      5.8%      (6.8)%      (3.1)%        --           --
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................    $11.47     $13.00      $13.61       $18.03       $18.03
          Total Return ........................      8.7%      13.3%        4.7%        38.9%        79.2%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................       --      $10.23       $9.69       $10.55       $10.55
          Total Return ........................       --        2.3%(b)    (5.3)%       13.7%        10.1%(b)
-------------------------------------------------------------------------------------------------------------



  -------------------------------------------------------
            Average Annual Returns (Class AAA Shares)
            -----------------------------------------
                    September 30, 2000 (a)
                    ----------------------
  1 Year ...................................     32.68%
  Life of Fund (b) .........................     30.26%
  -------------------------------------------------------

                      Dividend History
----------------------------------------------------------
Payment (ex) Date   Rate Per Share     Reinvestment  Price
-----------------   --------------     -------------------
December 27, 1999      $0.850               $17.48
December 28, 1998      $0.450               $10.34

(a) Total returns and average annual returns for Class AAAShares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Fund Class A and Class B Shares declined by 3.10% (excluding the effect of the 5.75% front-end sales charge on the Class A Shares). (Class C Shares have not been issued as of September 30, 2000). The Class A and Class B Shares both ended the second quarter with net asset values of $17.22.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.



                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/00

                               [PIE CHART OMITTED]

EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:

EUROPE 35.1%
UNITED STATES 28.0%
CASH 18.0%
JAPAN 13.2%
ASIA/PACIFIC RIM 3.3%
CANADA 2.0%
LATIN AMERICA 0.4%



COMMENTARY

      Equity market participants are always on the lookout for things to fret about, and recently they have not been disappointed. The persistent weakness of the Euro has been a major disappointment for international investors. If the strengthening of the dollar had occurred a few years ago, prior to the introduction of the Euro, it would probably not have caused such widespread consternation. The weakness of the Euro is thought to be the result of significant capital flows out of the Euro zone and into the U.S. This reflects the desire of Euro zone companies to acquire U.S. assets. Needless to say, when it rains it pours. Every mistake by European Central Bank representatives has been seized upon by the market, and thus has driven the Euro even lower.

      Investors have also been unnerved by the increase in the price of oil. Tensions in the Middle East and a damaged U.S. destroyer add to the feelings of uncertainty. Interestingly, in an era of less government intervention and a laissez-faire attitude towards markets, both the Euro and the oil price were the subject of government intervention. On September 22, all the major central banks intervened to support the Euro, and its price rose to $0.90 against the dollar. However, since then the Euro has fallen to a new low relative to the dollar. The President, by Executive Order, also announced the sale of part of the Strategic Oil Reserve. This was done to prevent a shortage of heating oil this winter, but the move was not successful in lowering crude oil prices.

      Aside from the price of oil and the sinking Euro, some signs of financial stress have surfaced. The difference between government bond yields and the yield on lower quality corporate bonds, as well as emerging market debt, have widened considerably. Furthermore, some emerging market stock indices have almost fallen to levels last seen during the Russian debt crisis of 1998. Is there a silver lining to these storm clouds? We believe there is. First, bond yields are falling, which suggests that the world economy is slowing. Indeed, if the economy is in fact slowing, we are closer to a point where short-term interest rates can be reduced. Second, although we do not know how low the Euro can fall, we expect the currency to recover reflected by good economic fundamentals in Europe. And lastly, while both Europe and Japan have been adversely impacted by higher energy costs, we have probably seen the high in oil prices.

      The pace of consolidation has not slowed and corporate mergers and acquisitions activity is expected to remain at high levels. Also, economic reform continues with the French, German and Italian governments proposing significant tax reform packages. Looking ahead, the weak Euro has improved Europe's competitive position and we expect reasonable corporate earnings growth during 2001.

      We believe that the Japanese economy is in recovery mode. Higher corporate profitability has led to increased capital spending, which in turn is beginning to feed through to better consumer confidence. Japan appears to be recovering from its lost decade. This year, non-financial corporate profits will exceed financial corporate profits for the first time since 1989. The Nikkei peaked at 40,000 in December 1989, compared to the current level of around 15,000. Some multiple contraction! Our optimism for Japan is largely based on the positive outlook for corporate earnings. Although the Bank of Japan has abandoned its zero interest rate policy, Japanese interest rates still remain low.

TMT

      Technology, media, and telecommunications ("TMT") stocks produced exceptional returns in 1997-99. This year, media and telecommunications stocks languished. This is partially the result of good old-fashioned profit taking in stocks that had delivered spectacular returns and momentum investors were dumping.

      However, there are other factors that have temporarily soured investors on media and telecommunication stocks. Consolidation has slowed as regulators here and abroad are redefining "competitive" standards. European regulators rejected Time Warner's proposed acquisition of European recorded music powerhouse EMI. The WorldCom/Sprint merger was derailed by U.S. regulators. U.S. antitrust authorities are taking a hard look at the Time Warner/AOL deal. These actions have put potential international telecommunications acquirers such as Deutsche Telecom temporarily on hold. Smaller deals without antitrust implications are being completed. However, these smaller deals do not generate the kind of headlines that captivate investors. Is this the start of a global regulatory backlash? We do not think so. Consolidation in these industries makes economic sense in a truly global marketplace.

      The constricted capital markets are also causing disruption. As a result of the "dot.com" stock massacre, the new issue market appears to be closed for the season and venture capital firms have pulled in their horns. Internet start-ups are not the only companies being hurt. Promising young media and telecommunications companies are just not going to be able to survive without being able to tap the equity or venture capital markets for cash infusions. These cash-burn casualties will be absorbed by larger entities at rock-bottom prices, indiscriminately depressing asset values for more worthy competitors. For example, Time Warner Telecom scooped up bankrupt competitive local exchange carrier ("CLEC") GST Telecommunications at a fire sale price. Shortly thereafter, virtually every CLEC stock got shelled.

      Media and telecommunications companies do face serious challenges in the years ahead. Not all will be up to the task. The Internet is the competitive tool of the future, but not all media companies will make a successful transition into the online world. This will be a particularly tough hurdle for print media companies without a well-planned Internet strategy. The long distance telephony market is besieged by cutthroat competition and pricing. This will likely continue for the foreseeable future as margins and earnings are sacrificed on the altar of market share. Technology will bring new entrants and established companies will have to fight vigorously to preserve their franchises.

      All things considered, how do we feel about the media and telecommunications stocks that have rewarded us so generously over the past several years, but performed so poorly in 2000? Just fine thank you. There are going to be winners and losers in these rapidly changing industries. Risk and reward always go hand in hand. Going forward, stock selection remains the key to making money in these dynamic industries. The silver lining in the cloud overhanging the media and telecommunications groups is that we now have more value oriented opportunities to choose from. We believe if we do our analysis, we can identify many of the companies that will prosper while avoiding most of those that will fail. A solid stock picking batting average in these groups should produce attractive long-term returns.

A MEDIA BASTILLE DAY?

      In recent years, regulatory barricades in the media industry have been coming down. Television and radio station cross-ownership barriers have fallen and broadcast companies have been allowed to substantially expand their national footprints. But, there are still walls preventing media companies from realizing their full potential. Media companies are not permitted to own television stations and newspapers in the same market. Broadcasters and cable television companies still have onerous and unnecessary restrictions on the number of customers they can service. We believe as the Internet Age unfolds--making information and entertainment instantly available to an increasing percentage of the American public--media companies will be liberated from largely unnecessary restrictions. Federal Communications Commission ("FCC") Chairman William Kennard is retiring after the election. The new FCC boss, whether a Democrat or a Republican, may promote more market oriented regulation. Eventually, common sense and economic realities will rise above politics, and media companies will be unshackled. Our portfolio is well positioned to celebrate a Bastille Day for the media industry. Content will again be King--just as Cash is again King.

SPECTRUM

      America is well behind the rest of the developed world in building state-of-the-art wireless communications systems. One of the reasons is that the FCC has kept tight control over the transmission spectrum needed to fully develop wireless networks. Broadcasters have been allocated large chunks of spectrum to be used to deliver high definition television ("HDTV"). It now appears that the demand for HDTV will fall well short of previous expectations. Currently, there is a debate over whether the FCC should retake control of this spectrum or allow broadcasters to sell it on the open market. We think the latter option makes more sense. This is a win/win situation. Broadcasters could make a bundle by auctioning off spectrum and wireless communications companies would be able to acquire the spectrum they need to further develop their systems.

INVESTMENT SCOREBOARD

      The Fund's holdings in the financial services industry, namely J.P. Morgan, Mellon Financial, Bank of Ireland, and Merrill Lynch, strongly enhanced the performance of the Fund due to the high level of acquisitions in that industry. Also, some foreign stocks in the communications equipment industry, such as Furukawa Electric and Marconi plc, boosted the Fund's performance.

      The telecommunications industry lagged in the third quarter, and our positions in Olivetti, AT&T Corp., and DDI Corp. negatively impacted the Fund.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2000.

ALLIANZ AG (ALVG.F - $330.47 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany, following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes among other changes.

AT&T CORP. (T - $29.375 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. After the restructuring, AT&T Wireless will be converted from a tracking stock to an independent common stock. AT&T Broadband, which includes cable, will have an initial public offering (IPO) for a tracking stock, and within 12 months of the IPO the tracking stock will be converted into common stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four.

CABLE & WIRELESS PLC (CWP - $42.5625 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include: (1)
ownership in leading voice, data & ISP networks in the U.K. and U.S.; (2) numerous stakes in undersea telecom network routes; and (3) a strong regional presence in Asia/Pacific, Europe and the Caribbean/Latin America. Sale of Cable & Wireless HKT plc to Pacific Century Cyberworks (PCW - $11.00 - NYSE) closed on August 17, 2000. As a result of this transaction, CWP holds a meaningful position in PCW.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $3005.60 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

DDI CORP. (9433.T - $6570.43 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

FURUKAWA ELECTRIC CO. LTD. (5801.T - $27.62 - TOKYO STOCK EXCHANGE) manufactures electric wire and cable, light metals, and fiber optic cables. The company also provides related services, including installation. Furukawa is currently expanding into superconductor wire and optical transmission, network systems and devices. The company has a significant stake in JDS Uniphase (JDSU - $94.6875 - Nasdaq), an optical equipment manufacturer.

LIBERTY MEDIA GROUP (LMG'A - $18.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

MELLON FINANCIAL CORP. (MEL - $46.375 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of recurring fee revenue.

VERIZON COMMUNICATIONS (VZ - $48.4375 - NYSE) was formed by the merger of Bell Atlantic and GTE, and a combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $37.00 - NYSE). VZ is one of the world's leading providers of high-growth communications services. Verizon companies are the largest providers of wireline and wireless communications in the United States, with 95 million access line equivalents and 25 million wireless customers. Verizon is also the world's largest provider of print and on-line directory information. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VOICESTREAM WIRELESS CORP. (VSTR - $116.0625 - NASDAQ) is one of the remaining two U.S. independent national wireless service providers with PCS licenses covering over 220 million people. VSTR was spun-off of Western Wireless about 18 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VSTR is in the process of being acquired by Deutsche Telecom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in 2001. DT ownership will provide VSTR with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Gabelli Global Opportunity Fund continued its bumpy ride through the third quarter. As we take a step back and examine what have been a difficult quarter and a difficult year, we are confident that as dynamics improve the Fund is positioned to get back on track in the months ahead. We do have our work cut out for us, though, and we are ready to face these challenges head-on.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,

                    /S/ SIGNUATURE                   /S/ SIGNATURE

                    MARC J. GABELLI                  CAESAR BRYAN
                    Team Portfolio Manager           Team Portfolio Manager


                                                     /S/ SIGNATURE

                                                     IVAN ARTEAGA, CFA
                                                     Associate Portfolio Manager

November 14, 2000


---------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2000
                               ------------------
Allianz AG                                      DDI Corp.
AT&T Corp.                                      Verizon Communications
Mellon Financial Corp.                          Morgan (J.P.) & Co. Inc.
Lockheed Martin Corp.                           NTL Inc.
Merrill Lynch & Co. Inc.                        Furukawa Electric Co. Ltd.
---------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================

                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            -----


                 COMMON STOCKS -- 80.7%
                 AEROSPACE -- 2.8%
     85,000      BAE Systems plc ..............................      $   458,705
     20,000      Lockheed Martin Corp. ........................          659,200
                                                                     -----------
                                                                       1,117,905
                                                                     -----------
                 AUTOMOTIVE -- 0.6%
      3,761      General Motors Corp. .........................          244,465
                                                                     -----------
                 BROADCASTING -- 4.0%
      3,650      Audiofina ....................................          395,521
         15      Fuji Television Network Inc. .................          194,336
     15,000      Mediaset SpA .................................          223,430
      4,000      Nippon Broadcasting System Inc. ..............          222,839
      7,750      NRJ Groupe+ ..................................          305,010
      6,000      Tokyo Broadcasting System Inc. ...............          241,533
                                                                     -----------
                                                                       1,582,669
                                                                     -----------
                 BUILDING AND CONSTRUCTION -- 0.8%
     20,300      CRH plc ......................................          323,155
                                                                     -----------
                 BUSINESS SERVICES -- 2.6%
      5,000      Asatsu-DK Inc. ...............................          171,201
     15,000      Reuters Holdings plc .........................          284,316
      3,000      Secom Co. Ltd. ...............................          241,255
      4,376      Vivendi ......................................          325,138
                                                                     -----------
                                                                       1,021,910
                                                                     -----------
                 CABLE -- 1.9%
     12,187      NTL Inc.+ ....................................          564,410
      7,000      UnitedGlobalCom Inc., Cl. A+ .................          210,000
                                                                     -----------
                                                                         774,410
                                                                     -----------
                 COMMUNICATIONS EQUIPMENT -- 2.6%
     20,000      Furukawa Electric Co. Ltd. ...................          552,471
     27,000      Marconi plc ..................................          369,255
      7,000      Telesystem International Wireless Inc.+ ......           98,862
                                                                     -----------
                                                                       1,020,588
                                                                     -----------
                 COMPUTER SOFTWARE AND SERVICES -- 1.1%
         15      Net One Systems Co. Ltd. .....................          426,152
                                                                     -----------
                 CONSUMER PRODUCTS -- 3.2%
      8,000      Christian Dior SA ............................          430,977
        150      Compagnie Financiere Richemont AG, Cl. A .....          450,840
         40      Givaudan+ ....................................           10,356
      2,000      Nintendo Co. Ltd. ............................          365,168
                                                                     -----------
                                                                       1,257,341
                                                                     -----------
                 ELECTRONICS -- 1.3%
      2,000      Kyocera Corp. ................................          305,386
      2,000      Sony Corp., ADR ..............................          201,875
                                                                     -----------
                                                                         507,261
                                                                     -----------


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            -----
                 ENERGY AND UTILITIES -- 0.5%
      2,500      Schlumberger Ltd. ............................      $   205,781
                                                                     -----------
                 ENTERTAINMENT -- 5.7%
      2,000      Avex Inc. ....................................          205,441
     45,131      Granada Compass plc+ .........................          422,377
     25,176      Liberty Media Group, Cl. A+ ..................          453,168
     30,000      Publishing & Broadcasting Ltd. ...............          217,707
      9,500      Seagram Co. ..................................          545,656
     20,000      USA Networks Inc.+ ...........................          438,750
                                                                     -----------
                                                                       2,283,099
                                                                     -----------
                 FINANCIAL SERVICES -- 14.9%
      2,250      Allianz AG ...................................          743,554
      2,000      AXA-UAP ......................................          261,198
     50,000      Bank of Ireland ..............................          400,401
      8,000      Citigroup Inc. ...............................          432,500
      5,000      Invik & Co. AB, Cl. B ........................          464,029
     15,000      Mellon Financial Corp. .......................          695,625
      9,000      Merrill Lynch & Co. Inc. .....................          594,000
      3,500      Morgan (J.P.) & Co. Inc. .....................          571,813
      1,000      Munich Re ....................................          295,613
     50,000      Nikko Securities Co. Ltd. ....................          444,198
     20,000      Prudential plc ...............................          272,931
     25,000      San Paolo - IMI SpA ..........................          406,357
     30,000      Skandinaviska Enskilda Banken, Cl. A .........          362,815
                                                                     -----------
                                                                       5,945,034
                                                                     -----------
                 HEALTH CARE -- 4.9%
        340      Novartis AG ..................................          521,279
         40      Roche Holding AG .............................          351,762
     10,000      Sanofi-Synthelabo SA .........................          537,397
     40,000      SmithKline Beecham plc .......................          547,932
                                                                     -----------
                                                                       1,958,370
                                                                     -----------
                 METALS AND MINING -- 1.9%
     40,000      Antofagasta Holdings plc .....................          280,324
     17,500      Stillwater Mining Co.+ .......................          473,725
                                                                     -----------
                                                                         754,049
                                                                     -----------
                 PUBLISHING -- 4.2%
     20,000      Arnoldo Mondadori Editore SpA ................          237,902
     32,032      Gruppo Editoriale L'Espresso SpA .............          386,677
     68,000      Independent News & Media plc, Dublin .........          249,021
      7,000      News Corp. Ltd., ADR .........................          392,438
      8,000      Schibsted ASA ................................          140,554
     25,000      United News & Media plc ......................          269,641
                                                                     -----------
                                                                       1,676,233
                                                                     -----------
                 REAL ESTATE -- 0.9%
     30,000      Cheung Kong (Holdings) Ltd. ..................          362,645
                                                                     -----------

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            -----


                 COMMON STOCKS (CONTINUED)
                 RETAIL -- 0.9%
      7,000      Ito Yokado Co. Ltd. ..........................      $   364,705
                                                                     -----------
                 SATELLITE -- 2.6%
     10,000      EchoStar Communications Corp., Cl. A+ ........          527,500
      3,957      General Motors Corp., Cl. H+ .................          147,121
      2,500      Societe Europeenne Satellites ................          375,031
                                                                     -----------
                                                                       1,049,652
                                                                     -----------
                 TELECOMMUNICATIONS -- 16.6%
     25,000      AT&T Corp. ...................................          734,375
      5,500      BCE Inc. .....................................          128,563
     15,000      British Telecommunications plc ...............          157,682
     10,000      BroadWing Inc.+ ..............................          255,625
      7,750      Cable & Wireless plc, ADR ....................          329,859
     35,180      Citizens Communications Co. ..................          472,731
         90      DDI Corp. ....................................          591,338
     12,500      Electric Lightwave Inc., Cl. A+ ..............          106,250
      5,125      Global Crossing Ltd.+ ........................          158,875
         15      Japan Telecom Co. Ltd. .......................          433,093
      3,000      KDD Corp. ....................................          214,020
     15,000      Manitoba Telecom Services Inc. ...............          301,569
    160,000      Olivetti SpA+ ................................          440,507
     25,000      Portugal Telecom SA ..........................          257,006
     10,500      Rogers Communications Inc., Cl. B, ADR+ ......          248,719
     12,000      Sprint Corp. .................................          351,750
      1,500      Telecom Italia SpA, ADR ......................          157,500
     25,000      Telecom Italia SpA, Cl. RNC ..................          136,335
      3,714      Telefonica SA, ADR ...........................          220,751
     10,000      United Pan-Europe Communications NV,
                   Cl. A, ADR+ ................................          194,375
     12,000      Verizon Communications .......................          581,250
     15,000      Viatel Inc.+ .................................          153,750
                                                                     -----------
                                                                       6,625,923
                                                                     -----------
                 TRANSPORTATION -- 1.2%
     15,000      AMR Corp.+ ...................................          490,313
                                                                     -----------


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                          -----------

                 WIRELESS COMMUNICATIONS -- 5.5%
      5,000      AT&T Wireless Group+ .........................      $   104,375
     10,000      Nextel Communications Inc., Cl. A+ ...........          467,500
     30,000      Telecom Italia Mobile SpA ....................          242,491
      2,300      Telephone & Data Systems Inc. ................          254,610
      5,000      United States Cellular Corp.+ ................          350,000
     83,964      Vodafone Group plc ...........................          313,455
      4,000      VoiceStream Wireless Corp.+ ..................          464,250
                                                                     -----------
                                                                       2,196,681
                                                                     -----------
                 TOTAL COMMON STOCKS ..........................       32,188,341
                                                                     -----------
  PRINCIPAL
   AMOUNT
   ------

                 U.S. GOVERNMENT OBLIGATIONS -- 17.7%
 $7,162,000      U.S. Treasury Bills,
                   6.12% to 6.29%++,
                   due 10/05/00 to 12/28/00 ...................        7,088,654
                                                                     -----------
                 TOTAL INVESTMENTS -- 98.4%
                  (Cost $36,995,135) ..........................       39,276,995

                 OTHER ASSETS AND
                   LIABILITIES (NET) -- 1.6% ..................          620,482
                                                                     -----------
                 NET ASSETS -- 100.0%
                   (2,317,525 shares outstanding) .............      $39,897,477
                                                                     ===========
------------------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------      -----------
    North America                    48.0%      $18,852,451
    Latin America                     0.4%          158,875
    Europe                           35.1%       13,788,009
    Asia/Pacific Rim                  3.3%       13,302,649
    Japan                            13.2%        5,175,011
                                    ------      -----------
                                    100.0%      $39,276,995
                                    ======      ===========

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTI-CLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTI-CLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTI-CLASS)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTI-CLASS)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK} FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTI-CLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2% (MULTI-CLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ____________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)        PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTI-CLASS) TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and
  capital appreciation. (MULTI-CLASS)                               TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTI-CLASS)          TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTI-CLASS)                                                     TEAM MANAGED

GABELLI GOLD FUND _________________________
  Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation.
  Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
  Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
  diversification. (MULTI-CLASS)                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

        Gabelli Global Series Funds, Inc.
       THE GABELLI GLOBAL OPPORTUNITY FUND
              One Corporate Center
            Rye, New York 10580-1434
                  1-800-GABELLI
                 [1-800-422-3554]
               FAX: 1-914-921-5118
             HTTP://WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
         1-800-GABELLI after 6:00 P.M.)

              BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                      OFFICERS

Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY


                   DISTRIBUTOR
             Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
       State Street Bank and Trust Company

                  LEGAL COUNSEL
    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q300SR


                                            [PHOTO OF MARIO J. GABELLI OMITTTED]


                                        THE
                                        GABELLI
                                        GLOBAL
                                        OPPORTUNITY
                                        FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000